UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 PURSUANT TO SECTION 13 OR SECTION 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 12, 2005 (March 31, 2005)
                                                 -------------------------------

                     Conversion Services International, Inc.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-30420                  20-1010495
---------------------------     ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                100 Eagle Rock Avenue                      07936
              East Hanover, New Jersey
      ----------------------------------------        -----------------
      (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code   (973) 560-9400
                                                     ---------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.02   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL  STATEMENTS OR A RELATED
            AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a) On April 12, 2005, Conversion Services International, Inc. (the "Company") issued a press release announcing that it will restate its financial statements for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 and such financial statements should not be relied upon. These quarterly financial statements will be restated as a result of revised accounting treatment related to the purchase accounting for the Company's 2004 acquisitions of DeLeeuw Associates, Inc. ("DeLeeuw") and Evoke Software Corporation ("Evoke") , to revise the accounting for a deferred tax liability recorded in connection with the DeLeeuw Associates acquisition, and certain merger costs associated with the reverse merger with LCS Group, Inc. A description of the principal adjustments resulting from the restatement is set forth in the press release, a copy of which is attached to this Current Report. The Company's determination to account for the transaction as set forth in the press release was made by the Board of Directors of the Company on March 31, 2005 was discussed with the Company's independent registered public accounting firm.

      As a result of comments received from the Securities and Exchange Commission ("SEC") in connection with the review of the Company's Registration Statement on Form SB-2, File No. 333-115243, the Company made the decision to change its accounting treatment as previously recorded for the acquisitions of both DeLeeuw and Evoke. The original purchase accounting for the DeLeeuw acquisition was reported by the Company in its Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 (filed with the SEC on May 21, 2004) and the purchase accounting for the Evoke acquisition was originally reported in the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 (filed with the SEC on August 23, 2004). This change requires restatement of the Company's Quarterly Reports for the periods ending March 31, June 30 and September 30, 2004, and amended Quarterly Reports for those periods are being filed simultaneously with this Current Report.

      The restatement relates to the following two accounting transactions:

      o In accordance with SFAS 141, paragraph 22, the quoted market price of the Company's equity securities issued to effect the business combinations of DeLeeuw and Evoke should be used to estimate the fair value of these acquisitions. Additionally, the Company has evaluated EITF 99-12 "Determination of the Measurement Date for the Market Price of Acquirer Securities Issued in a Purchase Business Combination" based upon $0.22 and $0.18 per share stock value, which is based on the market price of the Company's securities over a reasonable period of time before and after the terms of the DeLeeuw and Evoke acquisitions were agreed to and announced on February 26, 2004 and May 27, 2004, respectively. The Company previously used an alternative method for valuing the stock issued by the Company in these transactions; and

      o The Company recorded an intangible asset as a result of the DeLeeuw acquisition and initially classified this asset as having an indefinite life. The Company has revised the classification of this intangible asset and assigned a definitive life to the asset. As a result of this change, approximately $92,000 of additional amortization expense was recorded by the Company during the nine months ended September 30, 2004.

      Management has determined that the matters discussed above, among other factors, constitute a material weakness in the Company's disclosure controls and procedures. As a


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result,  management  has  determined  the  Company  did not  maintain  effective disclosure controls and procedures regarding its purchase accounting related to its acquisitions in 2004. The material weakness and management's conclusion as to the effectiveness of the Company's disclosure controls and procedures will be disclosed in Item 8A of Part II of the Company's Annual Report on 10-KSB.

      The Company has performed its impairment review as of December 31, 2004 in connection with the DeLeeuw and Evoke acquisitions as restated and expects its impairment charge for the year ended December 31, 2004 to be approximately $23.3 million.

      As a result of these corrections, management has recommended, and the Board of Directors has approved, the restatement of each of the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 through the filing of an amended Form 10-QSB for each of these quarters. In addition, the Company will also incorporate these corrections for its fourth quarter and fiscal year ended December 31, 2004 in its Annual Report on Form 10-KSB which it intends to file within the next several days.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

Exhibit Number    Description
--------          ----------------------------------------
99.1              Press Release dated April 12, 2005


Statements contained in this Current Report on Form 8-K, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based largely on current expectations and are subject to a number of known and unknown risks, uncertainties and other factors beyond our control that could cause actual events and results to differ materially from these statements. These statements are not guarantees of future performance, and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. We undertake no obligation to update publicly any forward-looking statements.

                                      # # #


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 12, 2005                     CONVERSION SERVICES INTERNATIONAL, INC.


                                   By: /s/ Scott Newman
                                       ----------------------------------
                                   Name:  Scott Newman
                                   Title: President and Chief Executive Officer


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